SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 23, 2003

IMPAC Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50082	94-3109238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Evelyn Avenue, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 623-8800

(Former name or former address if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On December 23, 2003, IMPAC Medical Systems, Inc. (“IMPAC” or the “Company”) completed the acquisition of certain assets and certain liabilities of Tamtron Corporation (“Tamtron”) and Medical Registry Services, Inc. (“MRS”), the PowerPath® pathology information management and cancer registry information system businesses of IMPATH Inc. (“IMPATH”) (the “Tamtron/MRS Acquisition”), for total cash consideration of $22.0 million and approximately $430,000 of acquisition costs. IMPAC intends to continue to operate each of the acquired businesses. The Tamtron/MRS Acquisition was made pursuant to an asset purchase agreement, dated as of November 24, 2003, by and among Tamtron, MRS and IMPAC. The source of the cash payment was the proceeds from IMPAC’s initial public offering. The cash consideration in the acquisition was arrived at through arms’ length negotiations.

On January 6, 2004, IMPAC filed a Current Report on Form 8-K related to the Tamtron/MRS Acquisition. As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, IMPAC indicated that it would file the financial statements and pro forma financial information required under Item 7 as soon as such information was available. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information, and amends Item 7 of the Current Report on Form 8-K filed by IMPAC on January 6, 2004.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial information for Tamtron has been filed as Exhibit 99.1 and is incorporated by reference herein.

Independent Auditors’ Report;

Balance Sheet as of September 30, 2003 and December 31, 2002;

Statement of Operations for the nine months ended September 30, 2003 and for the period from January 18, 2002 through December 31, 2002;

Statement of Stockholder’s Deficit for the nine months ended September 30, 2003 and for the period from January 18, 2002 through December 31, 2002;

Statement of Cash Flows for the nine months ended September 30, 2003 and for the period from January 18, 2002 through December 31, 2002; and

Notes to Financial Statements

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The following financial information for MRS has been filed as Exhibit 99.2 and is incorporated by reference herein.

Independent Auditors’ Report;

Balance Sheet as of September 30, 2003 and December 31, 2002;

Statement of Operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002;

Statement of Stockholder’s Equity (Deficit) for the nine months ended September 30, 2003 and for the year ended December 31, 2002;

Statement of Cash Flows for the nine months ended September 30, 2003 and for the year ended December 31, 2002; and

Notes to Financial Statements

(b)	Pro Forma Financial Information.

The following pro forma financial information has been filed as Exhibit 99.3 and is incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2003;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2003;

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

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(c)	Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of November 24, 2003, by and among Tamtron Corporation, Medical Registry Services, Inc. and IMPAC Medical Systems, Inc. (incorporated by reference to Exhibit 99.2 to IMPAC’s Current Report on Form 8-K dated November 24, 2003).*

23.1	Consent of Ireland San Filippo, LLP, independent public accountants for Tamtron Corporation.

23.2	Consent of Ireland San Filippo, LLP, independent public accountants for Medical Registry Services, Inc.

99.1	Tamtron Corporation audited financial statements at September 30, 2003 and December 31, 2002.

99.2	Medical Registry Services, Inc. audited financial statements at September 30, 2003 and December 31, 2002.

99.3	Unaudited pro forma condensed combined consolidated financial statements at and for the year ended September 30, 2003.

*	The schedules to this agreement, as set forth on page (v) of the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. IMPAC agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MEDICAL SYSTEMS, INC.

By:	/s/ KENDRA A. BORREGO
Kendra A. Borrego Chief Financial Officer

Date: April 23, 2004

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